                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21884

                  Oppenheimer Rochester Virginia Municipal Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: March 31

                      Date of reporting period: 06/30/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

 Principal
   Amount                                                       Coupon     Maturity       Value
-----------                                                     ------    ----------   -----------
Municipal Bonds and Notes--113.2%
Virginia--58.3%
$    25,000   Alexandria, VA IDA (Alexandria Hospital)           5.500%   07/01/2014   $    25,083
     10,000   Alexandria, VA IDA Educational Facilities
                 (Episcopal High School)(1)                      5.250    01/01/2010        10,035
     60,000   Alexandria, VA Redevel. & Hsg. Authority (CRS
                 Alexandria Hsg. Corp.)(1)                       6.125    10/01/2029        60,905
      5,000   Broadway, VA IDA (Bridgewater College)(1)          5.375    04/01/2033         4,356
    265,000   Buena Vista, VA Public Recreational Facilities
                 Authority (Golf Course)                         5.500    07/15/2035       148,379
     10,000   Chesapeake, VA IDA (Chesapeake Court House)(1)     5.250    06/01/2017        10,026
    500,000   Chesterfield County, VA EDA (VA Electric &
                 Power Company)(1)                               5.600    11/01/2031       452,480
    750,000   Chesterfield County, VA Health Center (Lucy
                 Corr Village)                                   6.250    12/01/2038       561,885
     25,000   Danville, VA IDA (Collegiate Hsg. Foundation)      6.500    06/01/2014        24,480
     70,000   Danville, VA IDA Educational Facilities
                 (Averett University)                            6.000    03/15/2016        65,248
    125,000   Dulles, VA Town Center CDA (Dulles Town Center)    6.250    03/01/2026        91,278
     25,000   Fairfax County, VA Redevel. & Hsg. Authority
                 (Herndon Harbor House)(1)                       5.875    08/01/2027        25,007
    135,000   Fairfax County, VA Redevel. & Hsg. Authority
                 (Paul Spring Retirement Center)(1)              6.000    12/15/2028       135,468
  1,220,000   Farms New Kent, VA Community Devel. Authority
                 Special Assessment                              5.450    03/01/2036       690,642
  1,250,000   Farms New Kent, VA Community Devel. Authority
                 Special Assessment(1)                           5.800    03/01/2036       732,838
     55,000   Galax, VA IDA Hospital Facilities (Twin County
                 Regional Healthcare)(1)                         5.750    09/01/2020        53,322
  2,540,000   Halifax County, VA IDA (Old Dominion Electric
                 Cooperative)(1)                                 5.625    06/01/2028     2,563,190
    170,000   Henrico County, VA IDA (Browning-Ferris
                 Industries)(1)                                  5.875    03/01/2017       167,006
     50,000   Henrico County, VA IDA (Collegiate School)(1)      5.100    10/15/2029        46,700
    600,000   Isle Wight County, VA IDA Environmental
                 Improvement (International Paper Company)(1)    6.600    05/01/2024       545,442
    125,000   James City County, VA IDA (Anheuser-Busch
                 Companies)(1)                                   6.000    04/01/2032       114,976
     10,000   Lancaster County, VA IDA (Rappahannock
                 Westminster Canterbury)                         6.000    04/01/2032         7,156
  1,000,000   Lewistown, VA Commerce Center Community Devel.
                 Authority                                       6.050    03/01/2027       647,520
     60,000   Loudoun County, VA IDA (Dulles Airport
                 Marriott Hotel)(1)                              7.125    09/01/2015        50,947
     10,000   Lynchburg, VA IDA (Lynchburg College)(1)           5.250    09/01/2028         8,582
     15,000   Lynchburg, VA IDA (The Summit)                     6.125    01/01/2021        12,120
     10,000   Manassas, VA GO(1)                                 6.000    05/01/2014        10,217
    100,000   New Port, VA CDA                                   5.600    09/01/2036        51,631
     35,000   Norfolk, VA Airport Authority (Air Cargo)(1)       6.250    01/01/2030        26,353
    300,000   Norfolk, VA EDA, Series A                          6.000    11/01/2036       180,351


                1 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

 Principal
   Amount                                                       Coupon     Maturity       Value
-----------                                                     ------    ----------   -----------
$    10,000   Norfolk, VA GO(1)                                  5.750%   06/01/2017   $    10,009
    790,000   Norfolk, VA Redevel. & Hsg. Authority (First
                 Mtg.-Retirement Community)                      6.125    01/01/2035       559,897
  1,290,000   Norton, VA IDA (Norton Community Hospital)(1)      6.000    12/01/2022     1,125,886
    100,000   Peninsula, VA Ports Authority (The Brinks
                 Company)(1)                                     6.000    04/01/2033        94,904
  3,100,000   Peninsula, VA Town Center Community Devel.
                 Authority Special Obligation(1)                 6.450    09/01/2037     2,260,489
     75,000   Prince William County, VA IDA (Melrose
                 Apartments)(1)                                  5.400    01/01/2029        75,332
     10,000   Prince William County, VA IDA (Prince William
                 Hospital)(1)                                    5.625    04/01/2012        10,010
  1,780,000   Prince William County, VA Multifamily Hsg.
                 Pass-Through Certificates (Woodward Gables)(1)  5.600    11/01/2034     1,534,645
     45,000   Richmond, VA IDA (Virginia Commonwealth
                 University Real Estate Foundation)(1)           5.550    01/01/2031        43,952
      5,000   Richmond, VA Metropolitan Authority
                 (Expressway)                                    5.400    01/15/2013         5,129
     20,000   Richmond, VA Redevel. & Hsg. Authority (Old
                 Manchester)(1)                                  5.000    03/01/2015        20,126
     25,000   Roanoke, VA IDA (Virginia Lutheran Homes)          6.000    12/01/2032        19,175
     80,000   Southampton County, VA IDA Medical Facilities
                 Mtg.(1)                                         5.625    01/15/2022        80,010
  1,100,000   Stafford County & Staunton, VA IDA (Virginia
                 Municipal League/Mt. Rogers)(1)                 6.500    08/01/2028       848,397
  1,000,000   Stafford County & Staunton, VA IDA (Virginia
                 Municipal League/Mt. Rogers)(1)                 6.500    08/01/2038       736,830
    100,000   Stafford County, VA EDA Hospital Facilities
                 (MediCorp Health System)(1)                     5.250    06/15/2037        87,933
      5,000   Suffolk, VA IDA (Hotel & Conference Center)        5.125    10/01/2035         5,681
    725,000   Suffolk, VA IDA (Lake Prince Center)               5.150    09/01/2024       563,586
    400,000   Suffolk, VA IDA (Lake Prince Center)               5.300    09/01/2031       288,836
    410,000   Suffolk, VA Redevel. & Hsg. Authority (Hope
                 Village Apartments)(1)                          5.600    02/01/2033       420,127
  1,200,000   VA Celebrate South CDA Special Assessment(1)       6.250    03/01/2037       771,156
    310,000   VA College Building Authority Educational
                 Facilities (Regent University)(1)               5.000    06/01/2036       232,308
    250,000   VA Gateway Community Devel. Authority              6.375    03/01/2030       207,473
    100,000   VA H2O Community Devel. Authority                  5.200    09/01/2037        52,781
     75,000   VA Hsg. Devel. Authority (Rental Hsg.)(1)          5.750    02/01/2017        75,473
     65,000   VA Hsg. Devel. Authority (Rental Hsg.)(1)          6.000    08/01/2017        65,927
     75,000   VA Hsg. Devel. Authority, Series D(1)              6.000    04/01/2024        75,629
    100,000   VA Hsg. Devel. Authority, Series E(1)              6.375    01/01/2036       107,766
     40,000   VA Hsg. Devel. Authority, Series H(1)              5.625    11/01/2022        40,011
    225,000   VA Multifamily Hsg. (The Broad Point/American
                 International Group)                            5.950(2) 11/01/2033       191,833
     20,000   VA Port Authority(1)                               5.000    07/01/2027        19,220
     20,000   VA Resources Authority Airports, Series B(1)       5.125    08/01/2027        18,712
     45,000   VA Resources Authority Water & Sewer (South
                 Hill)(1)                                        5.200    11/01/2017        45,584


                2 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

 Principal
   Amount                                                       Coupon     Maturity       Value
-----------                                                     ------    ----------   -----------
$   250,000   VA Small Business Financing Authority
                 (Wellmont Health System)(1)                     5.250%   09/01/2037   $   165,163
 22,000,000   VA Tobacco Settlement Authority                    5.770(3) 06/01/2047       469,040
 93,000,000   VA Tobacco Settlement Authority                   10.289(3) 06/01/2047     2,153,880
     45,000   Virginia Beach, VA Devel. Authority (Our Lady
                 of Perpetual Help Health Center)                6.150    07/01/2027        34,587
    170,000   Virginia Beach, VA Industrial Devel. Revenue
                 (Holiday Inn)                                   7.250    12/01/2012       169,211
    500,000   Washington County, VA IDA (Mountain States
                 Health Alliance)(1)                             7.250    07/01/2019       560,495
    250,000   Washington County, VA IDA (Mountain States
                 Health Alliance)(1)                             7.500    07/01/2029       266,423
    250,000   Washington County, VA IDA (Mountain States
                 Health Alliance)(1)                             7.750    07/01/2038       266,785
    500,000   Watkins Centre, VA Community Devel. Auth.          5.400    03/01/2020       419,060
  1,450,000   White Oaks, VA Village Shops Community Devel.
                 Authority Special Assessment(1)                 5.300    03/01/2017     1,204,805
                                                                                       -----------
                                                                                        23,927,899
                                                                                       -----------
U.S. Possessions--54.3%
    200,000   Guam GO(1)                                         6.750    11/15/2029       197,842
    300,000   Guam GO(1)                                         7.000    11/15/2039       299,031
     35,000   Guam Hsg. Corp. (Single Family Mtg.)(1)            5.750    09/01/2031        35,793
  1,000,000   Northern Mariana Islands Commonwealth, Series
                 A(1)                                            5.000    06/01/2017       885,610
  1,195,000   Northern Mariana Islands Commonwealth, Series
                 A(1)                                            5.000    06/01/2030       861,476
    255,000   Puerto Rico Aqueduct & Sewer Authority(1)          0.000(4) 07/01/2024       198,336
    750,000   Puerto Rico Aqueduct & Sewer Authority(1)          6.000    07/01/2038       688,583
  1,600,000   Puerto Rico Aqueduct & Sewer Authority(1)          6.000    07/01/2044     1,453,456
    115,000   Puerto Rico Children's Trust Fund (TASC)(1)        5.375    05/15/2033        92,332
    550,000   Puerto Rico Children's Trust Fund (TASC)(1)        5.625    05/15/2043       389,516
 25,800,000   Puerto Rico Children's Trust Fund (TASC)           6.417(3) 05/15/2050       567,342
     40,000   Puerto Rico Commonwealth GO(1)                     4.750    07/01/2023        35,798
    250,000   Puerto Rico Commonwealth GO(1)                     5.250    01/01/2015       247,883
    250,000   Puerto Rico Electric Power Authority, Series
                 TT(1)                                           5.000    07/01/2032       219,028
  2,000,000   Puerto Rico Electric Power Authority, Series
                 UU(1)                                           1.509(2) 07/01/2031       975,900
     50,000   Puerto Rico Highway & Transportation
                 Authority(1)                                    5.250    07/01/2017        49,936
  1,000,000   Puerto Rico Highway & Transportation
                 Authority(1)                                    5.250    07/01/2035       875,760
      5,000   Puerto Rico IMEPCF (American Home Products)(1)     5.100    12/01/2018         5,034
     15,000   Puerto Rico Infrastructure(1)                      5.000    07/01/2041        11,418
    105,000   Puerto Rico Infrastructure (Mepsi Campus)          5.600    10/01/2014        99,283
    325,000   Puerto Rico Infrastructure (Mepsi Campus)          6.250    10/01/2024       264,157
    905,000   Puerto Rico Infrastructure (Mepsi Campus)          6.500    10/01/2037       676,162
    500,000   Puerto Rico ITEMECF (Ana G. Mendez
                 University)(1)                                  5.000    03/01/2036       329,065
    100,000   Puerto Rico ITEMECF (Ana G. Mendez
                 University)(1)                                  5.375    02/01/2019        85,740
    250,000   Puerto Rico ITEMECF (Ana G. Mendez
                 University)(1)                                  5.375    02/01/2029       185,700
     25,000   Puerto Rico ITEMECF (SEAM/Hospital Espanol
                 Auxillio Obligated Group)(1)                    6.250    07/01/2024        25,003


                3 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

 Principal
   Amount                                                       Coupon     Maturity       Value
-----------                                                     ------    ----------   -----------
$   500,000   Puerto Rico ITEMECF (University of the Sacred
                 Heart)(1)                                       5.250%   09/01/2031   $   419,375
    105,000   Puerto Rico Port Authority (American
                 Airlines), Series A                             6.250    06/01/2026        44,854
      5,000   Puerto Rico Port Authority, Series D(1)            7.000    07/01/2014         5,008
    250,000   Puerto Rico Public Buildings Authority(1)          6.250    07/01/2031       247,935
    500,000   Puerto Rico Public Buildings Authority(5)          6.750    07/01/2036       499,380
    145,000   Puerto Rico Public Finance Corp., Series A(1)      5.750    08/01/2027       146,098
 13,950,000   Puerto Rico Sales Tax Financing Corp., Series A    7.287(3) 08/01/2056       640,026
    250,000   Puerto Rico Sales Tax Financing Corp., Series
                 C(1)                                            0.000(4) 08/01/2032       157,750
  8,000,000   Puerto Rico Sales Tax Financing Corp., Series
                 C(6)                                            5.750    08/01/2057     8,078,800
    300,000   V.I.  Public Finance Authority (Hovensa
                 Refinery)(1)                                    4.700    07/01/2022       247,206
    900,000   V.I.  Public Finance Authority (Hovensa
                 Refinery)(1)                                    5.875    07/01/2022       843,255
    620,000   V.I.  Public Finance Authority (Hovensa
                 Refinery)(1)                                    6.125    07/01/2022       594,295
    400,000   V.I.  Public Finance Authority, Series A(1)        5.500    10/01/2022       374,216
    250,000   V.I.  Water & Power Authority, Series A(1)         5.000    07/01/2031       212,643
                                                                                       -----------
                                                                                        22,266,025
                                                                                       -----------
District of Columbia--0.6%
    250,000   Metropolitan Washington, D.C. Airport
                 Authority(1)                                    5.375    10/01/2029       241,163
Total Investments, at Value (Cost $54,770,237)-113.2%                                   46,435,087
                                                                                       -----------
Liabilities in Excess of Other Assets-(13.2)                                            (5,427,967)
                                                                                       -----------
Net Assets-100.0%                                                                      $41,007,120
                                                                                       -----------

Footnotes to Statement of Investments

(1.) All or a portion of the security has been segregated for collateral to cover borrowings.

(2.) Represents the current interest rate for a variable or increasing rate security.

(3.) Zero coupon bond reflects effective yield on the date of purchase.

(4.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(5.) When-issued security or delayed delivery to be delivered and settled after June 30, 2009. See accompanying Notes.

(6.) Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See accompanying Notes.


                4 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited


VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

                                        LEVEL 2--
                           LEVEL 1--      OTHER        LEVEL 3--
                          UNADJUSTED   SIGNIFICANT    SIGNIFICANT
                            QUOTED      OBSERVABLE   UNOBSERVABLE
                            PRICES        INPUTS        INPUTS         VALUE
                          ----------   -----------   ------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
   Virginia                   $--      $23,927,899       $--        $23,927,899
   U.S. Possessions            --       22,266,025        --         22,266,025
   District of Columbia        --          241,163        --            241,163
                              ---      -----------       ---        -----------
Total Assets                  $--      $46,435,087       $--        $46,435,087
                              ---      -----------       ---        -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

CDA       Communities Devel. Authority
EDA       Economic Devel. Authority
GO        General Obligation
IDA       Industrial Devel. Agency
IMEPCF    Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF   Industrial, Tourist, Educational, Medical and Environmental Community
          Facilities
ROLs      Residual Option Longs
SEAM      Sociedad Espanola de Auxilio Mutuo
TASC      Tobacco Settlement Asset-Backed Bonds
V.I.      United States Virgin Islands


                5 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the Manager's own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.


                6 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities         $490,870

CONCENTRATION RISK. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund's exposure to the effects of leverage from its investments in inverse floaters amount to $6,000,000 as of June 30, 2009.

Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a


                7 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities in the annual and semiannual reports. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations in the annual and semiannual reports. At June 30, 2009, municipal bond holdings with a value of $8,078,800 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $6,000,000 in short-term floating rate notes issued and outstanding at that date.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

At June 30, 2009, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

 PRINCIPAL                                                    COUPON   MATURITY
  AMOUNT     INVERSE FLOATER(1)                              RATE(2)     DATE        VALUE
----------   ---------------------------------------------   -------   --------   ----------
$2,000,000   Puerto Rico Sales Tax Financing Corp. ROLs(3)    20.129    8/1/57    $2,078,800

(1.) For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 5 of the Statement of Investments.


                8 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

(2.) Represents the current interest rate for a variable rate bond known as an "inverse floater."

(3.) Security is subject to a shortfall and forbearance agreement.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2009, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at $6,000,000.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $54,770,237
                                 ===========
Gross unrealized appreciation    $   905,846
Gross unrealized depreciation     (9,240,996)
                                 -----------
Net unrealized depreciation      $(8,335,150)
                                 ===========


                9 | Oppenheimer Rochester Virginia Municipal Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/11/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/11/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 08/11/2009